Exhibit 10.3

MODIFICATION NO. 2 TO

LOAN AND SECURITY AGREEMENT

This Modification No. 2 to Loan and Security Agreement (this “Second Modification”) is entered into as of December 12, 2018 (the “Second Modification Date”), by and between Partners for Growth V, L.P. (“PFG”), Giga-tronics Incorporated, a California corporation, and Microsource, Inc., a California corporation (individually and collectively, jointly and severally, “Borrower”). Capitalized terms used but not defined in this Second Modification shall have the meanings given them in the Loan Agreement.

Recitals

WHEREAS, PFG and Borrower entered into that certain Loan and Security Agreement dated as of April 27, 2017 (as amended by that certain Waiver and Modification No. 1 to Loan and Security Agreement entered into on March 26, 2018 (the “First Modification”), and as otherwise amended or restated, the “Loan Agreement”) and certain other Security Documents (as defined below), pursuant to which PFG has made available to Borrower the principal amount of $1,500,000, all of which is outstanding on the Second Modification Date, in addition to $157,625 in cumulative deferred interest (calculated as of November 30, 2018) which is due and payable on the Maturity Date;

WHEREAS, the parties desire to modify the Loan Agreement, subject to the satisfaction of the conditions set forth in Section 6 (including the Financing Condition, as defined below);

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

Agreement

1.     EFFECTIVENESS. Notwithstanding the execution and delivery of this Second Modification by the parties as of the Second Modification Date, the modifications, agreements and terms of this Second Modification shall not be become effective until, but shall automatically become effective upon and as of the date the conditions set forth in Section 6 hereof are satisfied by Borrower (the “Second Modification Effective Date”).

2.     DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral, as described in the Loan Agreement, in that certain Intellectual Property Security Agreement and related Collateral Agreements and Notices of even date with the Loan Agreement (the “IPSA”) and the other Loan Documents entered into on the dates of the Loan Agreement and the Loan Agreement. The above-described security documents, together with all other documents securing and/or perfecting security interests in the repayment of the Obligations, shall be referred to herein as the “Security Documents”. Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations are referred to as the “Existing Loan Documents”.

3.     DESCRIPTION OF CHANGES IN TERMS. Effective automatically upon the Modification Effective Date:

(a)     The Loan – Repayment. The “Repayment” clause of Section 1 of the Schedule is amended and restated to read in its entirety as follows (quotation marks and formatting for convenience of reading only):

“     Repayment:     Borrower shall pay interest only monthly on the principal amount of the Loan through April 30, 2019. Commencing on May 1, 2019, Borrower shall make monthly principal payments of $75,000 each (plus interest accrued during each prior month on outstanding principal) until the Maturity Date, on which date the entire unpaid principal balance of the Loan plus any and all accrued and unpaid interest shall be paid.”

(b)     Maturity Date. Section 4 of the Schedule (Maturity Date) is amended and restated to read in its entirety as follows (quotation marks and formatting for convenience of reading only):

“4. Maturity Date

(Section 5.1):      November 1, 2019.”

(b)     Payment of Accrued Interest. On May 1, 2019, Borrower shall pay the Accrued Interest contemplated in Section 2 of the Schedule to the Loan Agreement, which the parties stipulate will be $197,979 as of such date, and the Loan Agreement shall be amended accordingly.

4.     CONTINUING VALIDITY. Borrower understands and agrees that in conditionally modifying the existing Obligations, PFG is relying upon Borrower's representations, warranties and agreements as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Second Modification, the terms of the Existing Loan Documents remain unchanged and in full force and effect. PFG's agreement to modify the existing Obligations in no way shall obligate PFG to give any future consents or waivers or make any future modifications to the Obligations. Nothing in this Second Modification shall constitute a satisfaction of the Obligations or a waiver of any Default or Event of Default under the Existing Loan Documents. It is the intention of PFG and Borrower to retain as liable parties all makers and endorsers, if any, of the Existing Loan Documents, unless the party is expressly released by PFG in writing. Unless expressly released herein, no maker, endorser, or guarantor will be released by virtue of this Second Modification. The terms of this paragraph apply not only to this Second Modification, but also to all subsequent loan modification agreements.

5.     Borrowers’ Representations And Warranties. Borrower represents and warrants that:

(a)     immediately upon giving effect to this Second Modification (i) the representations and warranties contained in the Existing Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent qualified in the updated Representations deliverable to PFG on or before the Second Modification Date), and (ii) no Event of Default has occurred and is continuing;

(b)     Borrower has the corporate power and authority to execute and deliver this Second Modification and to perform its obligations under the Existing Loan Documents, in each case as contemplated by this Second Modification;

(c)     the Constitutional Documents of Borrower delivered to PFG remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

(d)     this Second Modification has been duly authorized, executed and delivered by Borrower and (i) constitutes the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; (ii) does not conflict with any law or regulation or judgment or the Constitutional Documents of Borrower, or any agreement or document to which Borrower is a party or which is binding upon it or any of this assets; and (iii) does not require any authorization, approval, consent (including stockholder or member consent) of any Person, or any license or registration in any jurisdiction, for its lawful authorization, execution, performance, validity or enforceability, except to the extent such authorization, approval, consent (including stockholder or member consent) of any Person, license or registration is secured on or prior to the Second Modification Date and provided to PFG;

(e)     as of the date hereof, with Knowledge that PFG is relying on Borrower’s representations and warranties herein (including the Representations) as a basis for entering into this Second Modification at Borrower’s request, Borrower has no defenses against its obligation to repay the Obligations and it has no claims of any kind against PFG. Borrower acknowledges that PFG has acted in good faith and has conducted its relationship with Borrower in a commercially reasonable manner, including in connection with this Second Modification and in connection with the Existing Loan Documents;

(f)     with respect to any Loan Documents binding upon a Person not party to this Second Modification, each such Person has been apprised of this Second Modification, has consented to Borrower’s execution and delivery of this Second Modification and, to the extent not executed concurrently with this Second Modification (or as a condition subsequent hereto), has agreed if so requested by PFG to promptly execute and deliver to PFG a reaffirmation of its obligations under any Existing Loan Documents to which it is a party or is bound;

(g)     the IPSA and associated Collateral Agreements and Notices disclose an accurate, complete and current listing of all Collateral that consists of Intellectual Property (as defined in said IP Security Agreement) or Borrower has included revised and updated Intellectual Property schedules as part of an update to the Representations required in Section 6(e) of this Second Modification and as part of the Intellectual Property and Domain Rights update and, as required, the Reaffirmation of IPSA under Section 6(f) of this Second Modification;

(h)     Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in the Representations dated as of the Second Modification Date;

(i)     as of the Second Modification Date, Borrower has not asserted any commercial tort claims against any Person and has no Knowledge of any basis for so doing; and

(j)     Except as expressly stated in this Second Modification, neither PFG nor any agent, employee or representative of PFG has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Second Modification, (ii) Borrower has made such investigation of the facts pertaining to this Second Modification and all of the matters appertaining thereto, as it deems necessary, and (iii) the terms of this Second Modification are contractual and not a mere recital.

Borrower understands and acknowledges that PFG is entering into this Second Modification in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

6.      CONDITIONS. The effectiveness of this Second Modification is conditioned upon satisfaction of each of the following, with the consequence of a failure to meet the following conditions as set forth in the proviso at the end of this Section 6:

(a)     Execution and Delivery. Borrower shall have duly executed and delivered to PFG a counterpart of this Second Modification and such other documents and instruments as are otherwise required in this Section 6;

(b)     Constitutional and Authority Documents. Applicable only to the extent the same may have been modified or superseded or are no longer accurate since the date of the Loan Agreement, PFG shall have received copies, certified by a duly authorized officer of Borrower, to be true and complete as of the Second Modification Date (or, if later, the Modification Effective Date), of each of (i) the governing documents of Borrower as in effect on the date hereof, and (ii) any necessary resolutions of Borrower authorizing the execution and delivery of this Second Modification, the other documents executed in connection herewith and Borrower’s performance of all of the transactions contemplated hereby, and (iii) an incumbency certificate giving the name and bearing a specimen signature of each individual who shall be so authorized on behalf of Borrower;

(c)     Financing Condition. As a condition subsequent, on or before January 8, 2019, Borrower shall have (i) consummated an equity investor financing providing not less than $500,000 in gross cash proceeds to Borrower since November 19, 2018, and (ii) provided true and correct copies of the fully-executed agreements and/or instruments that demonstrate satisfaction of the requirement of this Section 6(c) (the “Financing Condition”);

(d)     Lender Expenses. Borrower shall have paid, upon PFG invoice, all unpaid fees and Lender Expenses incurred pursuant to or in connection with this Second Modification;

(e)     Updates to Representations. Borrower shall have delivered within one (1) Business Day prior to the Second Modification Date an update to the Representations delivered to PFG on the date of the Loan Agreement, with the information and disclosures contained therein true, correct, accurate and complete as of the Second Modification Date and the date delivered, appended hereto as Exhibit A;

(f)     IPSA Update / Reaffirmation. To the extent that Borrower has acquired any Intellectual Property or Domain Rights or made application with any Governmental Body in relation thereto since the date of the First Modification, Borrower shall disclose such acquired or new Intellectual Property and/or Domain Rights in Exhibit B and shall promptly execute and deliver supplemental Collateral Agreements and Notices in respect of the same in substantially the same form as those appended to the Intellectual Property Security Agreement delivered on the original Effective Date of the Loan Agreement;

(g)     Modification Fee. Promptly upon PFG invoice, Borrower shall pay PFG a modification fee in the amount of $15,000.

provided, however, any material failure of any of the conditions set forth in this Section 6 (as determined in PFG’s good faith and reasonable judgment) shall mean that this Second Modification has not become (or if such failure is in relation to a condition subsequent, is no longer) effective and that the terms of the Currently Effective Forbearance remain in effect (or if such failure is in relation to a condition subsequent, such terms are reinstated).

7.     CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary or appropriate to reflect the modifications and other transactions contemplated by this Second Modification.

8.     RATIFICATION OF EXISTING LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of the Existing Loan Documents and all security and other collateral granted to PFG thereunder, and confirms that the Indebtedness secured thereby includes, without limitation, the Obligations.

9.     Further Assurances. Borrower agrees to execute such further documents and instruments and to take such further actions as PFG may request in its good faith business judgment to carry out the purposes and intent of this Second Modification.

10.     RELEASE. FOR AND IN CONSIDERATION OF PFG’S AGREEMENTS CONTAINED HEREIN, BORROWER, TOGETHER WITH ITS, SUCCESSORS AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, “RELEASORS”) HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER WAIVES AND DISCHARGES PFG AND EACH OF ITS RESPECTIVE PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF THEIR RESPECTIVE CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL POSSIBLE CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE SECOND MODIFICATION EFFECTIVE DATE THAT ANY OF THE RELEASORS MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING WITHOUT LIMITATION ARISING DIRECTLY OR INDIRECTLY FROM THE LAWSUIT, ANY PRIOR OR EXISTING LOANS BETWEEN RELEASORS AND RELEASED PARTIES, ANY OF THE EXISTING LOAN DOCUMENTS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER ANY OF THE EXISTING LOAN DOCUMENTS, AND/OR NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE. EACH OF THE RELEASORS WAIVES THE BENEFITS OF ANY LAW INCLUDING SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH MAY PROVIDE IN SUBSTANCE: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY IT MUST HAVE MATERIALLY AFFECTED ITS SETTLEMENT WITH THE DEBTOR.” EACH OF THE RELEASORS UNDERSTANDS THAT THE FACTS WHICH IT BELIEVES TO BE TRUE AT THE TIME OF MAKING THE RELEASE PROVIDED FOR HEREIN MAY LATER TURN OUT TO BE DIFFERENT THAN IT NOW BELIEVES, AND THAT INFORMATION WHICH IS NOT NOW KNOWN OR SUSPECTED MAY LATER BE DISCOVERED. EACH OF THE RELEASORS ACCEPTS THIS POSSIBILITY, AND EACH OF THEM ASSUMES THE RISK OF THE FACTS TURNING OUT TO BE DIFFERENT AND NEW INFORMATION BEING DISCOVERED; AND EACH OF THEM FURTHER AGREES THAT THE RELEASE PROVIDED FOR HEREIN SHALL IN ALL RESPECTS CONTINUE TO BE EFFECTIVE AND NOT SUBJECT TO TERMINATION OR RESCISSION BECAUSE OF ANY DIFFERENCE IN SUCH FACTS OR ANY NEW INFORMATION. By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by PFG with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights. Borrower acknowledges that (i) this release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release, and (ii) Borrower acknowledges that the release contained herein constitutes a material inducement to PFG to enter into this Agreement, and that PFG would not have done so but for PFG’s expectation that such release is valid and enforceable in all events. Borrower hereby represents and warrants to and covenants with PFG, and PFG is relying thereon, as follows: (u) except as expressly stated in this Agreement, neither PFG nor any agent, employee or representative of PFG has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Agreement; (v) Borrower has made such investigation of the facts pertaining to this Agreement and all of the matters appertaining thereto, as it deems necessary; (w) the terms of this Agreement are contractual and not a mere recital; (x) this Agreement has been carefully read by Borrower, the contents hereof are known and understood by Borrower, and this Agreement is signed freely, and without duress, by Borrower; (y) Borrower represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released; and (z) Borrower shall indemnify PFG, defend and hold it harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein.

11.     ADVICE OF COUNSEL. PFG and Borrower have prepared this Agreement and all documents, instruments, and agreements incidental hereto with the aid and assistance of their respective counsel. Accordingly, all of them shall be deemed to have been drafted by PFG and Borrower and shall not be construed against either PFG or Borrower.

12.     ILLEGALITY OR UNENFORCEABILITY. Any determination that any provision or application of this Agreement is invalid, illegal, or unenforceable in any respect, or in any instance, shall not affect the validity, legality, or enforceability of any such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

13.     INTEGRATION; CONSTRUCTION; ETC. This Second Modification, the First Modification, the Loan Agreement and the Existing Loan Documents (as modified) and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Second Modification; provided, however, that any financing statements or other agreements or instruments filed by PFG with respect to Borrower shall remain in full force and effect. The quotation marks around modified clauses set forth herein and any differing font styles in which such clauses are presented herein are for ease of reading only and shall be ignored for purposes of construing and interpreting this Second Modification. This Second Modification is subject to the General Provisions of Section 8 of the Loan Agreement. The Existing Loan Documents are hereby amended wherever necessary to reflect the modifications set forth in this Second Modification. The Recitals are incorporated herein by reference.

14.     Governing Law; Venue. THIS SECOND MODIFICATION SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. Borrower and PFG submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California, in connection with any proceeding or dispute arising in connection herewith.

[Signature Page Follows]

PFG		BORROWER

Partners for Growth V, L.P.		GIGA-TRONICS INCORPORATED

By:
Name:	Phil Lawson, Manager
Title:	Partners for Growth V, LLC, its	By
	General Partner		President or Vice President

By
Secretary or Ass't Secretary

MICROSOURCE, INC.

By
President or Vice President

By
Secretary or Ass't Secretary

Modification No. 2 to Loan and Security Agreement Signature Page

EXHIBIT A

REPRESENTATIONS

EXHIBIT B

NEW INTELLECTUAL PROPERTY / DOMAIN RIGHTS

Trademarks

Serial Number - Registration Number	Date	Mark	Owner
C

Patents

FULL APPLICATION TITLE	APP. NO.	FILING DATE	PATENT NO.	Owner
Precision Microwave Frequency Synthesizer and Receiver with delay balanced drift canceling loop	15636515	June 28, 2017	TBD	Giga-tronics Incorporated

Copyrights

Copyright Number	Date	Title / Work	Owner
None

Domains

Domain Name	Domain Host	Owner	Administrative Contact of Record	Expiry Date of Domain
None